Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies [Abstract]
Commitments and Contingencies

38. COMMITMENTS AND CONTINGENCIES
A) Commitments
Cenovus has entered into various commitments in the normal course of operations primarily related to demand charges on firm transportation agreements. In addition, the Company has commitments related to its risk management program.
Future payments for the Company’s commitments are below:

As at December 31, 2021	1 Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	3,288	3,567	3,373	2,146	2,012	16,600	30,986
Real Estate (2)	44	43	52	54	57	658	908
Obligation to Fund Equity-Accounted Affiliate (3)	68	85	99	90	90	210	642
Other Long-Term Commitments	509	156	145	136	150	1,214	2,310
Total Payments (4)	3,909	3,851	3,669	2,426	2,309	18,682	34,846

As at December 31, 2020	1 Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	1,014	954	1,341	1,444	1,107	15,537	21,397
Real Estate (2)	34	36	38	41	44	604	797
Other Long-Term Commitments	105	47	32	32	24	85	325
Total Payments (4)	1,153	1,037	1,411	1,517	1,175	16,226	22,519
(1)    Includes transportation commitments of $8.1 billion (December 31, 2020 – $14.0 billion) that are subject to regulatory approval or have been approved, but are not yet in service. Terms are up to 20 years subsequent to the date of commencement.
(2)    Relates to the non-lease components of lease liabilities consisting of operating costs and unreserved parking for office space. Excludes committed payments for which a provision has been provided.
(3)    Relates to funding obligations to HCML.
(4)    Commitments are reflected at Cenovus's proportionate share of the underlying contract.
The Arrangement resulted in the assumption of Husky’s non-cancellable contracts and other commercial commitments. As at January 1, 2021, total commitments assumed by Cenovus were $17.6 billion, of which $7.4 billion were for various transportation and storage commitments. Transportation commitments include $1.7 billion that are subject to regulatory approval or have been approved, but are not yet in service.
As at December 31, 2021, the transportation and storage commitments did not include any amounts related to the Keystone XL pipeline due to the cancellation of the Company’s transportation services agreement (December 31, 2020 – $7.0 billion).
As at December 31, 2021, the Company had commitments with HMLP that include $2.6 billion related to transportation, storage and other long-term commitments.
As at December 31, 2021, there were outstanding letters of credit aggregating to $565 million (December 31, 2020 – $441 million)
B) Contingencies
Legal Proceedings
Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.
Decommissioning Liabilities
Cenovus is responsible for the retirement of long-lived assets at the end of their useful lives. Cenovus has recorded a liability of $3.9 billion, based on current legislation and estimated costs, related to its producing well sites, upstream processing facilities, surface and subsea plant and equipment, manufacturing facilities, retail and the crude-by-rail terminal. Actual costs may differ from those estimated due to changes in legislation and changes in costs.
Income Tax Matters
The tax regulations and legislation and interpretations thereof in the various jurisdictions in which Cenovus operates are continually changing. As a result, there are usually a number of tax matters under review. Management believes that the provision for taxes is adequate.